Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]
Goodwill and Intangible Assets
Q4 2015 Egypt Impairment Assessment
During the 2015 year-end close process, our analysis of the Egypt business indicated an impairment as the carrying value of the business exceeded the estimated fair value. This was primarily the result of reducing our long-term projections of the business. During 2015, Egypt performed generally in line with our revenue and earnings projections, which assumed growth as compared to 2014. However, as a result of currency restrictions for the payment of goods in Egypt, we lowered our long-term revenue and earnings projections for the business. Accordingly, a non-cash before tax impairment charge of $6.9 ($6.9 after tax) was recorded to reduce the carrying amount of goodwill. There is no amount remaining associated with goodwill for our Egypt reporting unit as a result of this impairment charge.
Q3 2015 Liz Earle Divestiture
As a result of the sale of Liz Earle in July 2015, we disposed of goodwill and other intangible assets, net of $124.3 and $28.2, respectively. Other intangible assets, net included indefinite-lived trademarks of $23.6, licensing agreements of $3.0 and customer relationships of $1.6. See Note 3, Discontinued Operations and Divestitures for additional information.
Q3 2013 China Impairment Assessment
During the first half of 2013, China performed generally in line with our revenue and earnings projections. As assumed in our projections, China's revenue in the first half of 2013 continued to deteriorate versus the prior-year period; however, beginning in the third quarter of 2013, this revenue decline was significantly in excess of our assumptions. Revenue in the third quarter of 2013 declined 67% versus the third quarter of 2012, compared to a revenue decline of 28% in the first half of 2013 versus the first half of 2012. As a result, in the third quarter of 2013, it became apparent that we would not achieve our 2013 and long-term forecasted revenue and earnings, and we completed an interim impairment assessment of the fair value of goodwill related to our operations in China.
China's revenue performance in the third quarter of 2013 was approximately 67% less (when excluding the impact of foreign currency) than the revenue in our projections. The revenue decline in China during the third quarter of 2013 resulted in the recognition of an operating loss while we had expected operating profit in our projections. In the third quarter of 2013, we significantly lowered our long-term revenue and earnings projections for China that was included in our DCF model utilized in our interim impairment assessment. Based upon this interim analysis, we determined that the goodwill related to our operations in China was impaired. Specifically, the results of our interim impairment analysis indicated the estimated fair value of our China reporting unit was less than its respective carrying amount. As a result of our impairment testing, we recorded a non-cash before tax impairment charge of $38.4 ($38.4 after tax) to reduce the carrying amount of goodwill. There is no goodwill remaining for our China reporting unit as a result of this impairment. The decline in the fair value of the China reporting unit was primarily driven by the significant reduction in the forecasted long-term growth rates and cash flows used to estimate fair value. Fiscal year 2013 revenue for China was expected to be approximately 38% less than the revenue in our projections and 47% less than fiscal year 2012 results.
We also performed an interim impairment analysis for our China finite-lived intangible assets, which indicated the carrying value of these intangible assets exceeded the estimated future undiscounted cash flows of the business. This resulted in a non-cash before tax impairment charge of $3.7 ($2.8 after tax) to reduce the carrying amount of these assets. There are no intangible assets remaining for China as a result of this impairment charge.
China had historically generated positive cash flows, but was not expected to generate positive cash flows in 2013 or for a number of years thereafter as there was a need for further investment than was previously anticipated. As a result, the expected cash flows of the business as of the date of our impairment analysis were not at a level sufficient to support the carrying value of the business. As compared to prior years' projections for China, the future expectations declined significantly in the 2013 impairment analysis. This reduction in future expectations led to an impairment of $42.1 being recorded in the third quarter of 2013.
Key Assumptions - Egypt and China
Key assumptions used in measuring the fair value of Egypt and China during these impairment assessments included projections of revenue and the resulting cash flows, as well as the discount rate (based on the estimated weighted-average cost of capital). To estimate the fair value of Egypt and China, we forecasted revenue and the resulting cash flows over five years and ten years, respectively, using a DCF model which included a terminal value at the end of the projection period. We believed that a five-year period and a ten-year period was a reasonable amount of time in order to return cash flows of Egypt and China, respectively, to normalized, sustainable levels.
Goodwill

	Europe, Middle East & Africa	South Latin America	Asia Pacific	Total
Gross balance at December 31, 2014	$156.0	$90.7	$85.0	$331.7
Accumulated impairments	—	—	(82.4)	(82.4)
Net balance at December 31, 2014	$156.0	$90.7	$2.6	$249.3

Changes during the period ended December 31, 2015:
Divestitures	$(124.3)	$—	$—	$(124.3)
Impairment	(6.9)	—	—	(6.9)
Foreign exchange	(4.0)	(21.8)	—	(25.8)

Gross balance at December 31, 2015	$27.7	$68.9	$85.0	$305.9
Accumulated impairments	(6.9)	—	(82.4)	(89.3)
Net balance at December 31, 2015	$20.8	$68.9	$2.6	$92.3

Other intangible assets

	2015		2014
	Gross Amount	Accumulated Amortization	Gross Amount	Accumulated Amortization
Finite-Lived Intangible Assets
Customer relationships	$21.5	$(21.5)	$33.0	$(31.1)
Licensing agreements	26.2	(26.2)	43.4	(39.9)
Noncompete agreements	6.3	(6.3)	7.2	(7.2)
Indefinite-Lived Trademarks	—	—	23.6	—
Total	$54.0	$(54.0)	$107.2	$(78.2)

Aggregate amortization expense was $4.4 for the year ended December 31, 2013. Aggregate amortization expense was not material for the years ended December 31, 2015 and 2014, and is not expected to be material for future periods.